SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       ----------------------------------

                               March 4, 2002
                          ----------------------
                               Date of Report


                          DOLLAR FINANCIAL GROUP, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


       New York                     333-18221             13-2997911

(State or Other Jurisdiction      (Commission                (IRS
 Employer of Incorporation)        File Number)     Identification Number)


       1436 Lancaster Avenue, Suite 210, Berwyn, Pennsylvania 19312-1288
           (Address of principal executive offices)        (zip code)


                                (610) 296-3400
                                --------------
              Registrant's telephone number, including area code


Item 1-4.   Not Applicable.


Item 5.     Other Events.
                   On February 3, 2002, Dollar Financial Group, Inc. responded to a Securities and Exchange Commission letter dated January 24, 2002 regarding its form 8k filing dated January 11, 2002.

Item 6.         Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

(c)      Exhibits.

Exhibit No.     Description
----------      -----------

99.1        Company's response letter to the Securities and Exchange Commission


Items 8.   Not Applicable


                                   SIGNATURE

     Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2002

                                        DOLLAR FINANCIAL GROUP, INC.
                                        a New York corporation



                                        By:  /s/ Donald F. Gayhardt
                                           -----------------------------
                                        Name:  Donald F. Gayhardt
                                        Title: President and
                                               Chief Financial Officer